UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

TG THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Table of Contents

Your **Vote** Counts!

TG THERAPEUTICS, INC.

2024 Annual Meeting

Vote by June 13, 2024

11:59 PM ET

TG THERAPEUTICS,INC.
2 Gansevoort Street
9th Floor
New York, NY 10014

You invested in TG THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2024.**

Get informed before you vote

View the Notice & Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 14, 2024
9:30 AM EDT

Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/TGTX2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01 Laurence Charney; 02 Yann Echelard; 03 Kenneth Hoberman; 04 Daniel Hume; 05 Sagar Lonial, MD; 06 Michael S. Weiss	For
2	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024.	For
3	An advisory vote to approve the compensation of our named executive officers.	For
4	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 175,000,000 to 190,000,000.	For
5	To approve an amendment to the Company's 2022 Incentive Plan to remove the full-value awards limit.	For

NOTE: Transact any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".